EX-5.g

RETIREMENT LATITUDES(SM) (04/09)
                                                                     JACKSON(SM)
                                                 NATIONAL LIFE INSURANCE COMPANY

FIXED AND VARIABLE ANNUITY APPLICATION (VA220)
                                                  Home Office: Lansing, Michigan
                                                                 www.jackson.com
--------------------------------------------------------------------------------
CUSTOMER CARE:  800/873-5654
BANK OR FINANCIAL INSTITUTION CUSTOMER CARE: 800/777-7779
HOURS:  8:00 a.m. to 8:00 p.m. ET
FAX:  800/943-6761
E-MAIL:  contactus@jackson.com

FIRST CLASS MAIL:  P.O. Box 30314
                   Lansing, MI 48909-7814

OVERNIGHT MAIL:    1 Corporate Way
                   Lansing, MI 48951

--------------------------------------------------------------------------------
Broker/Dealer/External Account No. (if applicable)     Trade No. (if applicable)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"
------------------------------------------------------------------------------------------------------------------------------------
REGISTRATION INFORMATION - PLEASE PRINT
------------------------------------------------------------------------------------------------------------------------------------
OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)           ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

------------------------------------------------------------------------------------------------------------------------------------
Physical Address (Required)                                  CITY               STATE           ZIP

------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (if different from Physical Address)         CITY               STATE           ZIP

------------------------------------------------------------------------------------------------------------------------------------
Sex          U.S. Citizen               Phone No. (include area code)           E-Mail Address
__ M __ F    __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.
------------------------------------------------------------------------------------------------------------------------------------
(FIRST)                     (MIDDLE)                     (LAST)                                   ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
Physical Address (Required)                  CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth (mm/dd/yyyy)      Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                __ M __ F   __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT'S NAME (if other than Owner) (FIRST)        (MIDDLE)        (LAST)                      ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
Physical Address (number and street)         CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth (mm/dd/yyyy)      Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                __ M __ F   __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)       (MIDDLE)        (LAST)           ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
Physical Address (number and street)         CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth (mm/dd/yyyy)      Sex         U.S. Citizen       Phone No. (include area code)
                                __ M __ F   __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 310 04/09                                                        V5673 04/09


------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY DESIGNATION - PLEASE PRINT
------------------------------------------------------------------------------------------------------------------------------------
Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
------------------------------------------------------------------------------------------------------------------------------------
               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

------------------------------------------------------------------------------------------------------------------------------------
__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

------------------------------------------------------------------------------------------------------------------------------------
__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
ANNUITY TYPE
------------------------------------------------------------------------------------------------------------------------------------

__ IRA-Traditional*                       __ IRA - SEP                          __ Non-Tax Qualified
__ IRA - Roth*                            __ IRA - Stretch                      __ 401(k) Qualified Savings Plan
*Tax Contribution Years and Amounts:      __ Corporate Pension Plan             __ HR-10 (Keogh) Plan
Year:______   $______                                                           __ 403(b) TSA (Direct Transfer Only)
Year:______   $______                                                           __ Other -________

------------------------------------------------------------------------------------------------------------------------------------
TRANSFER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

                               Transfer request submitted directly to another institution?  __ Yes    __ No
Non-Qualified Plans Only       If yes, complete the following:
__ IRC 1035 Exchange           Anticipated Amount:                              $________________
__ Non-1035 Exchange           Anticipated Date of Receipt (mm/dd/yyyy):         ________________
Qualified Plans Only           Institution releasing funds: _____________________________________
__ Direct Transfer             Account Number: __________________________________________________
__ Direct Rollover             FOR APPLICANT INITIATED TRANSFERS, JACKSON(SM) WILL NOT TAKE ANY ACTION TO INITIATE THIS TRANSFER
__ Non-Direct Rollover         UNLESS WE ARE INSTRUCTED OTHERWISE.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INITIAL PREMIUM                                                          ANNUITIZATION INCOME DATE
------------------------------------------------------------------------------------------------------------------------------------
Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
  __ Check or __ Wire (check one)                                        If an Income Date is not specified, the Company will
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    default to the Latest Income Date as shown in the
                                                                         contract.
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS - MUST COMPLETE FOR "GOOD ORDER"
-----------------------------------------------------------------------------------------------------------------------------
I (We) certify that: (check one)
  __ I (We) do not have any existing life insurance policies or annuity contracts.
  __ I (We) do have existing life insurance policies or annuity contracts.  PRODUCER:  IF THE APPLICANT DOES HAVE EXISTING LIFE
     INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST PRESENT AND READ TO THE APPLICANT THE NOTICE REGARDING REPLACEMENT (X0512 -
     STATE VARIATIONS MAY APPLY) AND RETURN THE NOTICE SIGNED BY BOTH THE PRODUCER AND THE APPLICANT, WITH THE APPLICATION

                                                   COMPLETE X0512 WHERE REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
REPLACEMENT
-----------------------------------------------------------------------------------------------------------------------------
Are you replacing an existing life insurance policy or annuity contract? (check one)
  __ No
  __ Yes If "Yes", complete the following replaced company information.
-----------------------------------------------------------------------------------------------------------------------------
Company Name                                        Contract No.                Anticipated Transfer Amount
                                                                                $
-----------------------------------------------------------------------------------------------------------------------------
Company Name                                        Contract No.                Anticipated Transfer Amount
                                                                                $
------------------------------------------------------------------------------------------------------------------------------------

VDA 310 04/09                                                                                                            Page 2 of 6
                                                                                                                         V5673 04/09

------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
------------------------------------------------------------------------------------------------------------------------------------
If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

May select only one Optional Death Benefit:  (Owner Ages 0-79)

     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. ___ 6% Roll-Up Death Benefit (5% if the Owner is age 70 or older on the date of issue)
     3. ___ Highest Anniversary Value Death Benefit.
     4. ___ Combination of Options 1 and 3 above.
     5. ___ Combination of Options 2 and 3 above.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
Age limitations apply based on the age of the Annuitant(s), Owner(s) or Covered Lives. Please see the prospectus for details.
------------------------------------------------------------------------------------------------------------------------------------

     A. EARNINGS PROTECTION BENEFIT                      D. GUARANTEED LIVING BENEFIT OPTIONS (continued)
        __ EarningsMax(R)(Ages 0-75)                        Guaranteed Minimum Withdrawal Benefits (GMWB)

     B. WITHDRAWAL OPTIONS (MAY SELECT ONLY ONE)              __ SAFEGUARD MAX(SM)(Ages 0-85)
        __ 20% Free Withdrawal Benefit (1)(2)                    (GMWB with 5-Year Step-Up)
        __ 4-Year Withdrawal Charge Schedule (2)              __ AUTOGUARD 5(SM)(Ages 0-80)
                                                                 (5% GMWB with Annual Step-Up)
     C. CONTRACT ENHANCEMENT OPTIONS (Ages 0-87)              __ LIFEGUARD FREEDOM(SM) (Ages 45-80)
        (MAY SELECT ONLY ONE)                                    (For Life GMWB with Bonus, GWB Adjustment, & Annual Step-Up)
        __ 4% of first-year premium                           __ LIFEGUARD FREEDOM DB(SM)(3) (Ages 45-75)
        __ 5% of first-year premium (2)                          (For Life GMWB with Bonus, GWB Adjustment, Annual Step-Up, &
                                                                 Death Benefit)
     D. GUARANTEED LIVING BENEFIT OPTIONS                     __ LIFEGUARD FREEDOM WITH JOINT OPTION(4)(5) (Ages 45-80)
        (MAY SELECT ONLY ONE GMIB OR GMWB)                       (Joint For Life GMWB with Bonus, GWB Adjustment, & Annual
                                                                 Step-Up)
     Guaranteed Minimum Income Benefit (GMIB)
     __ FUTUREGUARD 6(SM)(Ages 0-75)


                                  ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  May not be  selected  in  combination  with  either  the 4% or 5%  Contract Enhancements.

(2)  If selected, premium payments will not be accepted after the first Contract Year.

(3)  May not be selected in combination with an Optional Death Benefit.

(4)  For Non-Qualified  plans,  spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
     Please ensure the Joint Owner section on Page 1 (including  the  "Relationship  to Owner" box) is properly completed.

(5)  For Qualified plans, 100% spousal primary beneficiary designation required. Please  ensure the Primary  Beneficiary  section on
     Page 2  (including  the "Relationship  to Owner"  box) is  properly  completed.  Not  available  on Custodial Accounts.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
___ CHECK HERE FOR AUTOMATIC REBALANCING. Only the                   DCA+ ($15,000 CONTRACT MINIMUM)
Investment Division(s) selected in the Premium Allocation            030 ____% 6-month
Section and the 1-year Fixed Account (if selected) will              032 ____% 12-month
participate in the program. The 3-, 5- and 7-year Fixed
Accounts are not available for Automatic Rebalancing.                IF DCA+ IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC INVESTMENT
                                                                     FORM (V2375).
Frequency:  ___ Monthly         ___ Quarterly
            ___ Semi-Annual     ___ Annual                           DCA+ provides an automatic monthly transfer to the selected
                                                                     Investment Division(s) so the entire amount invested in this
Start Date: ___________________________________________              program, plus earnings, will be transferred by the end of the
                                                                     DCA+ term selected.  If selected, the total number of elections
If no date is selected, the program will begin one                   in the Premium Allocation section may not exceed 17.
month/quarter/half year/year (depending on the frequency
you selected) from the date Jackson applies the first
premium payment. If no frequency is selected, the frequency
will be annual.  No transfers made on days 29, 30, or 31,
unless set up on an annual frequency.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Page 3 of 6
VDA 310 04/09                                                                                                            V5673 04/09


------------------------------------------------------------------------------------------------------------------------------------
                                               PLEASE SELECT FROM THE FOLLOWING INVESTMENT DIVISIONS AND FIXED ACCOUNT OPTIONS
PREMIUM ALLOCATION                             TOTAL NUMBER OF ELECTIONS BELOW MAY NOT EXCEED 18 * TOTAL ALLOCATION MUST EQUAL 100%
------------------------------------------------------------------------------------------------------------------------------------
         Investment Divisions
NUMBER   JNL(R)/AIM                                                 NUMBER   JNL/MELLON (CONTINUED)
113 ___% International Growth                                       074 ___% S&P 24
196 ___% Large Cap Growth                                           223 ___% Value Line(R) 30
206 ___% Global Real Estate                                         123 ___% S&P 500(R) Index
195 ___% Small Cap Growth                                           124 ___% S&P(R) 400 MidCap Index
         JNL/CAPITAL GUARDIAN                                       128 ___% Small Cap Index
150 ___% Global Balanced                                            129 ___% International Index
103 ___% Global Diversified Research                                133 ___% Bond Index
250 ___% International Small Cap                                    187 ___% Technology Sector
102 ___% U.S. Growth Equity                                         054 ___% Enhanced S&P 500 Stock Index
         JNL/CREDIT SUISSE                                                   JNL/OPPENHEIMER
066 ___% Global Natural Resources                                   173 ___% Global Growth
068 ___% Long/Short                                                          JNL/PAM
         JNL/EAGLE                                                  272 ___% Asia ex-Japan
115 ___% Core Equity                                                273 ___% China-India
116 ___% SmallCap Equity                                                     JNL/PIMCO
         JNL/FRANKLIN TEMPLETON                                     078 ___% Real Return
062 ___% Founding Strategy                                          127 ___% Total Return Bond
069 ___% Global Growth                                                       JNL/PPM AMERICA
075 ___% Income                                                     105 ___% Core Equity
064 ___% Mutual Shares                                              136 ___% High Yield Bond
208 ___% Small Cap Value                                            293 ___% Mid Cap Value
         JNL/GOLDMAN SACHS                                          294 ___% Small Cap Value
110 ___% Core Plus Bond                                             106 ___% Value Equity
059 ___% Emerging Markets Debt                                               JNL/RED ROCKS
207 ___% Mid Cap Value                                              300 ___% Listed Private Equity
076 ___% Short Duration Bond                                                 JNL/SELECT
         JNL/JPMORGAN                                               104 ___% Balanced
126 ___% International Value                                        107 ___% Money Market
101 ___% MidCap Growth                                              179 ___% Value
109 ___% U.S. Government & Quality Bond                                      JNL/T. ROWE PRICE
         JNL/LAZARD                                                 111 ___% Established Growth
077 ___% Emerging Markets                                           112 ___% Mid-Cap Growth
132 ___% Mid Cap Equity                                             149 ___% Value
         JNL/M&G                                                             JNL/S&P STRATEGIC
060 ___% Global Basics                                              292 ___% S&P 4
061 ___% Global Leaders                                                      JNL/S&P MANAGED
         JNL/MELLON CAPITAL MANAGEMENT                              227 ___% Conservative
224 ___% JNL 5                                                      226 ___% Moderate
145 ___% Dow (SM) 10                                                117 ___% Moderate Growth
193 ___% S&P 10                                                     118 ___% Growth
183 ___% Global 15                                                  119 ___% Aggressive Growth
184 ___% 25                                                                  JNL/S&P DISCIPLINED
186 ___% Select Small-Cap                                           070 ___% Moderate
079 ___% JNL Optimized 5                                            071 ___% Moderate Growth
225 ___% VIP                                                        072 ___% Growth
096 ___% Dow Dividend                                                        FIXED ACCOUNT OPTIONS
299 ___% European 30                                                041 ___% 1-Year
222 ___% Nasdaq(R) 25                                               043 ___% 3-Year
298 ___% Pacific Rim 30                                             045 ___% 5-Year
                                                                    047 ___% 7-Year

                                 TO SELECT CAPITAL PROTECTION PROGRAM, PLEASE SEE NEXT PAGE.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     ALL INVESTMENT DIVISIONS AND FIXED ACCOUNT OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                           RESTRICTIONS MAY APPLY AT JACKSON'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Page 4 of 6
VDA 310 04/09                                                                                                            V5673 04/09


-----------------------------------------------------------------------------------------------------------------------------
CAPITAL PROTECTION PROGRAM
-----------------------------------------------------------------------------------------------------------------------------
 __ Yes __ No    (If no selection is made, Jackson(SM) will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program? Select only one.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Having  selected  the Capital  Protection  Program,  the balance of your initial premium will be allocated as indicated in the
Premium Allocation Section on page 4.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
--------------------------------------------------------------------------------
DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to Jackson's administrative procedures. Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JACKSON WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA, NEBRASKA AND NEW HAMPSHIRE AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
--------------------------------------------------------------------------------
I (We) consent __ to electronic delivery of the following:

__ quarterly statements         __ prospectuses and prospectus supplements
__ periodic and immediate       __ proxy and other voting materials, related
   confirmations                   correspondence
__ annual and semi-annual       __ other documents from Jackson National Life
   reports                         Insurance Company.

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent __ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

I (We) do __ do not __ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a document's availability through e-mail. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your e-mail address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make
electronic   delivery  and  we  have  the  right  to  deliver  any  document  or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
--------------------------------------------------------------------------------
NOTICE TO APPLICANT:

ARKANSAS, COLORADO, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

DISTRICT OF COLUMBIA RESIDENTS PLEASE NOTE: It is a crime to knowingly provide FALSE, incomplete or MISLEADING information to an insurance company for the purpose of defrauding the company or any other person. Penalties may include imprisonment, fines and/or a denial of insurance benefits.

MARYLAND RESIDENTS, PLEASE NOTE: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

--------------------------------------------------------------------------------

                                                                     Page 5 of 6
VDA 310 04/09                                                        V5673 04/09

--------------------------------------------------------------------------------
IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW -
--------------------------------------------------------------------------------
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF AN INVESTMENT DIVISION IN THE SEPARATE ACCOUNT OF JACKSON ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

*. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant or Joint Annuitant, if applicable, stated in this application are true and correctly recorded for purposes of electing an Optional Death Benefit or Other Optional Benefits.

--------------------------------------------------------------------------------
OWNER'S NAME (Please print)                  OWNER TITLE (IF OWNED BY AN ENTITY)

--------------------------------------------------------------------------------
OWNER'S SIGNATURE             DATE SIGNED (MM/DD/YYYY)        STATE WHERE SIGNED

--------------------------------------------------------------------------------
Joint Owner's Signature       Date Signed (mm/dd/yyyy)        State where signed

--------------------------------------------------------------------------------
Annuitant's Signature         Date Signed (mm/dd/yyyy)        State where signed
(if other than Owner)

--------------------------------------------------------------------------------
Joint Annuitant's Signature   Date Signed (mm/dd/yyyy)        State where signed
(if other than Joint Owner)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE INFORMATION - PLEASE PRINT
----------------------------------------------------------------------------------------------------------------
Producer/Representative's Full Name   (First)     (Middle)     (Last)             Phone No. (include area code)
(please print)

----------------------------------------------------------------------------------------------------------------
Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

----------------------------------------------------------------------------------------------------------------
E-Mail Address         Contact your home office for program information. (If none indicated, designated default will be used.)
                           __ Option A   __ Option B   __ Option C
----------------------------------------------------------------------------------------------------------------
Broker/Dealer Name              Broker/Dealer Representative No.           Jackson Producer/Representative No.

----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important Note: Complete this certification section only if the applicant answered affirmatively to the Statement Regarding Existing Policies or Annuity Contracts AND answered "Yes" to EITHER question 1 or 2 on the Notice Regarding Replacement (Form X0512 - state variations may apply).

I certify that:(check one)

__ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

__ I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.

I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790 - state variations may apply) and ensure that this replacement (if applicable) is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.

--------------------------------------------------------------------------------
Producer/Representative's Signature                     Date Signed (mm/dd/yyyy)

--------------------------------------------------------------------------------

    -------------------------------------------------------------------------
         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
    -------------------------------------------------------------------------

                                                                     Page 6 of 6
VDA 310 04/09                                                        V5673 04/09